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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2007

                                PHARMATHENE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-32587                20-2726770
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

One Park Place, Suite 450, Annapolis, Maryland                           21401
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   (Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number including area code: (410) 269-2600


          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01    Changes in Registrant's Certifying Accountant.

      (a) On September 10, 2007, PharmAthene, Inc. (formerly Healthcare Acquisition Corp.) (the "Company") terminated the engagement of LWBJ, LLP ("LWBJ"), as its independent registered public accountants. The termination of the engagement was following the closing of the merger of PAI Acquisition Corp. with and into PharmAthene US Corporation (formerly PharmAthene, Inc.) on August 3, 2007. The decision to terminate LWBJ was approved by the Company's Audit Committee.

      The report of LWBJ on the Company's balance sheets as of December 31, 2006 and 2005 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2006, for the period from April 25, 2005 (date of inception) to December 31, 2005, and from the period from April 25, 2005 (date of inception) to December 31, 2006, respectively, did not contain an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principles.

      During the period from April 25, 2005 (inception) to December 31, 2006 and any subsequent interim period preceding the termination, there were no disagreements with LWBJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LWBJ would have caused LWBJ to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      There were no reportable events as described in Item 304(a)(i)(v) of Regulation S-K during the period April 25, 2005 (inception) to December 31, 2006.

      The Company has provided a copy of the foregoing disclosures to LWBJ and requested that LWBJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by LWBJ in response to that request is filed as Exhibit 16.1 to this Form 8-K.

      (b) On September 10, 2007, Ernst & Young LLP ("E&Y") was engaged as the Company's new independent registered accountants. E&Y has been the independent registered accountants of PharmAthene US Corporation since its inception. During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

    No.      Description
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   16.1      Letter from LWBJ, LLP regarding change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PHARMATHENE, INC.


September 14, 2007                              By: /s/ Christopher Camut
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                                                    Christopher Camut
                                                    Chief Financial Officer